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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                                   PURSUANT TO
                             SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 28, 1999

                                 MEDIA 100 INC.
               (Exact name of Registrant as specified in charter)

         DELAWARE                0-14779                   04-2532613
     (State or other         (Commission File           (I.R.S. Employer
     jurisdiction               Number)                Identification No.)

             290 DONALD LYNCH BOULEVARD, MARLBOROUGH, MA 01752-4748
               (Address of Principal Executive Offices) (Zip Code)

                                 (508) 460-1600
                Registrant's Telephone number including area code
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ITEM 5.  OTHER EVENTS.

On December 28, 1999, the Registrant issued a press release announcing its intention to acquire Digital Origin, Inc. Reference is made to the press release which is included as Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      EXHIBITS.

Exhibit Number    Title

99                Press Release of the Registrant dated December 28, 1999.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     MEDIA 100 INC.

                                     By /s/ Steven Shea
Date:  January  14, 2000                    Steven Shea
                                     Vice President of Finance and Treasurer
                                     (Chief Financial Officer)
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                                  EXHIBIT INDEX

Exhibit Number    Description

99       Press Release of the Registrant dated December 28, 1999.